[MOUNTAIN GRAPHIC OMITTED]                                  Third quarter report
                                                            August 31, 2000

                                Boulder Total Return Fund, Inc.

Dear Shareholder:

In an effort to keep our shareholders fully abreast of the Fund's activities and holdings, we are pleased to introduce the Fund's new Web Site. You can find our "homepage" on the Internet at: www.bouldertotalreturn.com. The site will show the Fund's holdings, the most recent net asset value and market price, press releases, recent shareholder reports, and a few other informative odds-and-ends. We hope you find the site informative.

SELECTED HIGHLIGHTS

Now, down to business: For the nine months ending August 31, 2000, the Fund generated a total return on NAV of 1.7%, and a total return based on market value of 8.2%.

Although the Fund is still leveraged, the type of leverage has changed. The change was announced in the Semi-Annual report. On August 15, 2000, the Fund redeemed all 775 outstanding shares ($77.5 million) of its Money Market Preferred Cumulative(TRADEMARK) stock, and issued 775 shares ($77.5 million) of Auction Market Preferred Stock ("AMPS") at an initial rate of 6.57%. The interest rate on the AMPS will be determined every 28 days through a Dutch auction procedure.

Two of the Fund's holdings, Associates First Capital ("AFS") and Hertz ("HRZ"), are acquisition targets. On Sept. 6, 2000, it was announced that Citigroup agreed to acquire all of Associates First Capital for 0.7334 shares of Citigroup stock for each AFS share. The Fund owns 400,000 shares of AFS at an average cost of $17 per share, which were bought during March this year. On Sept. 21, it was announced that Ford Motor, which already owns 81% of Hertz, wants to buy the remaining 19% of Hertz for $30/shr. The Fund owns 200,000 shares of HRZ at an average cost of $24.75 per share that were bought only a week ago. We bought both these companies because they are profitable companies, with potential for future earnings increases, and selling at bargain prices (near book value on AFS).

In the last quarter,  the Fund bought shares in Tricon Global Restaurants (NYSE:
YUM - how's that for a ticker symbol!). You know it better as Pizza Hut, Kentucky Fried Chicken, and Taco Bell. We feel we bought an excellent company, with very high profile names, at a reasonable price. These three fast-food restaurants can be found not only in your neighborhood, but around the world. As your dad would say when you were fishing, "Son, that's a keeper."

INVESTMENT STYLE FOR BOULDER TOTAL RETURN FUND

We believe that everyone is better served if our shareholders, as well as others interested in the Fund, have a high degree of understanding of our investment philosophy. In this context, we strive to periodically lay out as clearly as possible our investment approach, our investment goals and what we are trying to accomplish. In this regard, I want to share our thoughts and insights about the direction of the Fund.

Our "prime directive" is and will always be to avoid losing what we have. Our secondary goal is to achieve the best possible return on investments without permanently jeopardizing that with which we started. Our approach in reaching this goal is to use a "tortoise" style of investing. That is, we will not seek to "get rich quick". I used to think it was impossible to get rich quick, although I knew very well you could get poor quick. Recently, however, we've seen a lot of people getting rich quick by investing in Internet and other technology stocks. I'm impressed with their results, but I just don't have any idea how to do this myself. So, rather than risk my and your hard-earned money and try to get rich quick by investing in the wildly volatile technology market, I am going to stick with the investing style that has served me and my family well for the last 3 decades.

I believe if you buy good companies with long records of success and what appear to be good probabilities that they will continue their success, and you buy these companies at reasonable prices, there is a very high likelihood that you will be satisfied over the long term. Even this is not certain. But if you are diversified, this approach seems to offer the best chance for success when balanced against the least chance for loss. I don't worry about short-term losses in the price of our stock or the underlying stocks we own, because we are not going to sell when the price is down. As long as our companies are performing well, we will keep them for a long time. If we do sell them, it is likely to be when their price is high, not when it is low.

Our focus will be to make investments with the highest possible degree of certainty about their future. Our experience is that almost all surprises in the investment world are to the down side. This leads us to buying businesses with long track records of success. Some of our companies will pay no or low dividends - others will pay high dividends. We don't care which, so long as our projected long-term results are attractive. It is our objective for the Fund to become part-owners in businesses that produce a high return on assets and can effectively reinvest those profits in more high return assets. If they cannot effectively reinvest, we want them to return their profits to the owners either in the form of dividends or stock repurchases.


                                                       (Continued on back cover)

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

SUMMARY OF INVESTMENTS
August 31, 2000 (Unaudited)
---------------------------

                                                                                      SHARES           COST             VALUE
                                                                                    ----------      ------------     ------------
COMMON STOCKS - 70.3%
             DIVERSIFIED - 29.8% Berkshire Hathaway Inc., Class A ................       750        $ 41,005,360     $ 43,275,000
                                 Berkshire Hathaway Inc., Class B ................     9,010          17,971,271       17,236,130
                   REITS - 16.5% Boykin Lodging Company ..........................   123,100           1,297,523        1,223,306
                                 First industrial Realty Trust Inc. ..............   200,000           5,291,312        5,937,500
                                 Hospitality Property Trust ......................   428,000          10,554,270        9,951,000
                                 JDN Realty Corporation ..........................   460,100           4,999,840        4,744,781
                                 New Plan Excel Relty Trust ......................   710,000          10,205,890        9,806,875
                                 Tanger Factory Outlet Centers Inc. ..............    80,000           1,945,261        1,685,000
     INVESTMENT COMPANIES - 9.7% ACM Government Securities Fund ..................   635,000           4,483,214        4,802,188
                                 ACM Government Spectrum Fund ....................    45,150             263,337          276,544
                                 Kemper Multi-Market Income Trust ................    54,000             438,895          469,125
                                 MFS Charter Income Trust ........................    40,000             335,800          345,000
                                 MFS Multimarket Income Trust ....................    54,300             326,886          342,769
                                 MFS Intermediate Income Trust ...................    10,000              62,075           64,375
                                 MSDW Emerging Market Debt Fund ..................   137,800           1,028,962        1,093,787
                                 Oppenheimer Multi-Sector Income Trust ...........   189,800           1,506,352        1,577,712
                                 Putnam Master Income Trust ......................   106,642             701,025          713,168
                                 Putnam Master Intermediate Income Trust .........   393,600           2,369,828        2,533,800
                                 Putnam Premier Income Trust .....................   930,000           5,721,162        5,928,750
                                 RCM Stategic Global Government Fund .............   163,289           1,456,044        1,571,657
       FINANCIAL SERVICES - 6.6% Associates First Capital Corporation, Class A ...   400,000           6,806,230       11,250,000
                                 Wesco Financial Corporation .....................     9,000           2,187,680        2,160,000
               RESTAURANT - 5.3% Tricon Global Restaurants Inc. ..................   370,000          10,220,446       10,776,250
                INSURANCE - 2.3% The Progressive Corporation .....................    60,000           4,156,018        4,548,750
                  UTILITY - 0.1% WPS Resources Corporation .......................     7,950             226,764          238,997
                                                                                                    ------------     ------------
             TOTAL COMMON STOCKS ................................................................    135,561,445      142,552,464
                                                                                                    ------------     ------------
U.S. TREASURY SECURITIES - 24.4% ................................................................     49,383,179       49,379,019
                                                                                                    ------------     ------------
REPURCHASE AGREEMENT - 12.7% ....................................................................     25,840,000       25,840,000
                                                                                                    ------------     ------------
TOTAL INVESTMENTS - 107.4% ......................................................................   $210,784,624      217,771,483
                                                                                                    ============
OTHER ASSETS AND LIABILITIES (Net) - (7.4)% ....................................................................      (14,911,810)
                                                                                                                     ------------
NET ASSETS - 100.0% ............................................................................................     $202,859,673
                                                                                                                     ============



FINANCIAL DATA
Per Share of Common Stock (Unaudited)
-------------------------------------


                                                                     DIVIDEND          NET ASSET           NYSE
                                                                       PAID              VALUE         CLOSING PRICE
                                                                     ---------         ---------       -------------
December 31, 1999 .................................................   $0.0770           $12.99            $9.6875
January 31, 2000 ..................................................      --              12.44             9.5625
February 29, 2000 .................................................      --              11.63             8.8125
March 31, 2000 ....................................................    0.0600            13.24             9.5625
April 30, 2000 ....................................................      --              13.34             9.7500
May 31, 2000 ......................................................      --              13.46            10.7500
June 30, 2000 .....................................................    0.0500            12.62            10.8125
July 31, 2000 .....................................................      --              12.97            10.5625
August 31, 2000 ...................................................      --              13.29            10.8125


--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.


                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   Nine Months Ended August 31, 2000 (Unaudited)
                                   ---------------------------------------------

OPERATIONS:
     Net investment income ........................................................................................   $  5,183,963
     Net realized loss on investments sold ........................................................................    (11,543,069)
     Net unrealized appreciation of investments during the period .................................................     11,590,538
                                                                                                                      ------------
         Net increase in net assets from operations ...............................................................      5,231,432
DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* shareholders ...............................................     (3,908,953)
     Dividends paid from net investment income to Common Stock Shareholders .......................................     (1,760,955)
     Capital expenses paid on conversion of MMP* Shares to AMP** shares ...........................................       (311,085)
                                                                                                                      ------------
         Net decrease in net assets ...............................................................................       (749,561)
NETASSETS:
     Beginning of period ..........................................................................................    203,609,234
                                                                                                                      ------------
     End of period ................................................................................................   $202,859,673
                                                                                                                      ============



                                                         FINANCIAL HIGHLIGHTS(1)
                                   Nine Months Ended August 31, 2000 (Unaudited)
                            For a Common Share Outstanding Throughout the Period
                           -----------------------------------------------------

OPERATING PERFORMANCE:
     Net asset value, beginning of period .........................................................................   $      13.32
     Net investment income ........................................................................................           0.55
     Net realized loss and unrealized appreciation on investments .................................................           0.01
                                                                                                                      ------------
     Net increase in net asset value resulting from investment operations .........................................           0.56
DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* Shareholders ...............................................          (0.42)
     Dividends paid from net investment income to Common Stock Shareholders .......................................          (0.19)
     Change in accumulated undeclared dividends on MMP*/AMP** Shares ..............................................           0.05
     Capital expenses paid on conversion of MMP* shares to AMP** shares ...........................................          (0.03)
                                                                                                                      ------------
     Total distributions ..........................................................................................          (0.59)
                                                                                                                      ------------
     Net asset value, end of period ...............................................................................   $      13.29
                                                                                                                      ============
     Market value, end of period ..................................................................................   $    10.8125
                                                                                                                      ============
     Common shares outstanding, end of period .....................................................................      9,416,743
                                                                                                                      ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Operating expenses .............................................................................................. 2.69%(DAGGER)
SUPPLEMENTAL DATA:
     Portfolio turnover rate .........................................................................................          73%
----------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets including MMP*/AMP** ......................................... 1.64%(DAGGER)


  (1) These tables summarize the nine months ended August 31, 2000 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1999.

   *     Money Market Cumulative Preferred TM Stock.

  **     Taxable Auction Market Preferred Stock.

(DAGGER) Annualized.

(Continued from front cover)

Note that while we use the same analytical approach for financial companies as we do commercial/operating companies, the financial ratios we use to evaluate the companies are different because of the inherent differences in their capital structures. Nonetheless, for all companies, we look for the following performance factors and generally every prospect should pass each test before we move to the next:

   1. We look for a consistently high return on assets (above 13%) and favor those having an improving return on assets.

   2. We look for growth. We favor companies whose per share earnings have grown at a rate of 15% per year over the last 10 years. Since we like a long history of earnings, this virtually eliminates our investing in startup companies.

   3. We favor companies who, within their industry, have the highest profit margin as a percent-of-sales. The company having the highest profit will be the last survivor in a price war.

   4. We insist that the stock options granted to employees be sensible. Generally this means that exercise of the options will usually result in negligible growth in shares outstanding.

   5. We look for low total debt and prefer it to be less than 50% of total footings. Debt always has to be paid back, usually at an inconvenient time.

   6. We try to predict, in a general way, the long-term effect that the Internet will have on the business.

   7. We like to buy at a "reasonable" price. "Reasonable" is determined by comparing the prospect's P/E against the S&P 500 and against the prospect's historical P/E, its peers and its own growth rate. We insist the growth rate exceed the P/E, and get really excited when the growth rate plus the dividend rate is two-times the P/E, such as it was when we bought AFS.

   8. We want to minimize commissions, spreads, and taxes. Thus we intend to hold these companies as long as the first 7 criteria continue to be satisfied and we won't sell them unless the price becomes outlandishly high. We must periodically satisfy ourselves that these conditions continue.


Our real expectation of profit with respect to any investment is to match that of the underlying company during our holding period. If we successfully buy a stock when it is below its intrinsic value, we may get a one-time added benefit when the multiple catches up with the market. However, I view this as a one-time bonus, and not the purpose of the purchase. Buying at a discount from intrinsic value gives us a second important advantage by reducing our downside risk. We hope this makes what we are trying to do clear because it's not likely to change for a long time. If our position is clear, we hope only people with the same objective will buy our stock. We view ourselves as running a marathon, not a sprint, and we expect the tortoise to finish the race for sure. We want to be there at the end.

Sincerely,


/S/ SIGNATURE

Stewart R. Horejsi
Investment Manager, SIA

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==============================
         Directors
    Alfred G. Aldridge Jr.
      Richard I. Barr
       James G. Duff
     Stewart R. Horejsi
      Stephen C. Miller

         Officers
      Stephen C. Miller
         President

       Carl D. Johns
 Vice President and Treasurer

    Laura C. Rhodenbaugh
         Secretary

     Stephanie J. Kelley
     Assistant Secretary

If your  shares  are held in a
brokerage account contact your
broker.  If you have  physical
possession  of your  shares in
certificate form,  contact the
Fund's    Transfer   Agent   &
Shareholder Servicing Agent --
PFPC Inc.

        P.O. BOX 1376
      BOSTON, MA 02104
       1-800-331-1710


This   report   is   sent   to
shareholders  of Boulder Total
Return  Fund,  Inc.  for their
information.   It  is   not  a
prospectus,     circular    or
representation   intended  for
use in the purchase or sale of
shares  of the  Fund or of any
securities  mentioned  in this
report.
==============================

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